APOLLO DIVERSIFIED CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
BANK LOANS (90.50%)(b)

AEROSPACE & DEFENSE (1.06%)(c)
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M SOFR + 10.25%	15.46%	10/09/26		$340,479	$195,775
MRO Holdings, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	10.28%	12/17/30		10,672,131	10,645,451
							10,841,226
AUTOMOTIVE (1.89%)
Crash Champions, First Lien Term Loan(c)(e)	United States	1M SOFR + 4.75%	9.85%	02/23/29		3,740,737	3,611,364
Dodge Construction Network LLC, Second Lien Term Loan(c)	United States	3M SOFR + 8.25%	13.00%	02/25/30		1,513,158	688,487
Neutron Holdings, First Lien Term Loan(d)(f)	United States		10.00%	09/30/26		10,000,000	10,100,000
Truck-Lite Co., LLC, First Lien Term Loan(c)(d)(g)	United States	3M SOFR + 5.75%	10.86%	02/13/31		4,908,667	4,832,582
Truck-Lite Co., LLC, Revolver, First Lien Term Loan(c)(d)(h)(j)	United States	3M SOFR + 5.75%	10.85%	02/13/30		5,333	5,251
							19,237,684
BANKING, FINANCE, INSURANCE & REAL ESTATE (14.25%)
Dragon Buyer, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	7.85%	09/30/31		2,600,000	2,590,900
Evoriel (PIK), First Lien Term Loan(c)(d)(g)	France	6M EUR L + 5.25%	8.89%	04/02/31		€2,854,173	3,137,414
Evoriel, Delayed Draw (PIK), First Lien Term Loan(c)(d)(g)(h)	France	6M EUR L + 5.25%	8.67%	04/02/31		489,287	537,842
Focus Financial Partners, First Lien Term Loan(c)	United States	1M SOFR + 3.25%	8.10%	09/10/31		$6,321,098	6,309,467
Galway Borrower LLC, Delayed Draw 2, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 4.50%	9.10%	09/29/28		65,831	65,173
Galway Borrower LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	9.10%	09/29/28		3,787,660	3,749,784
Galway Borrower LLC, Revolver, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 4.50%	8.51%	09/29/28		87,345	86,472
Higginbotham Insurance Agency, Inc., AMD5, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.50%	9.35%	11/24/28		4,944,652	4,944,652
Higginbotham Insurance Agency, Inc., Delayed Draw AMD4, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 4.75%	9.60%	11/24/28		348,042	348,042
Howden, Delayed Draw, First Lien Term Loan(c)(d)(h)	United Kingdom	3M SOFR + 4.75%	9.50%	02/15/31		4,500,000	4,432,500
Hyperion Refinance Sarl, First Lien Term Loan(c)(e)	United Kingdom	1M SOFR + 3.50%	8.35%	02/15/31		8,955,000	8,971,791
Insight XI, Aggregator, First Lien Term Loan(c)(d)(g)	Cayman Islands	3M SOFR + 3.25%	8.10%	08/28/25		11,372,931	11,372,931
Insight XI, Aggregator, First Lien Term Loan(c)(d)(g)	Cayman Islands	3M SOFR + 3.25%	8.10%	08/28/25		182,841	182,841
Jensen Hughes, Inc., First Lien Term Loan (c)(d)(e)	United States	3M SOFR + 5.00%	9.74%	09/01/31		4,792,793	4,720,901
LendingTree Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	10.60%	03/27/31		2,404,082	2,386,051
Paisley Bidco, First Lien Term Loan(c)(d)	United Kingdom	6M EUR L + 5.25%	8.89%	05/07/31		€1,825,038	2,016,308
Paisley Bidco, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.25%	10.45%	05/07/31		£5,314,494	7,051,934
Patrimonio, First Lien Term Loan(d)(f)	Colombia		17.41%	06/30/28	COP$	36,907,381,202	9,110,030
RE Closing Buyer Corp., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.25%	10.14%	09/27/31		$10,000,000	9,800,000
Redfin Corp, Delayed Draw, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	11.08%	10/20/28		8,457,500	8,267,206
Redfin Corp, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	11.05%	10/20/28		8,415,000	8,225,662

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
Safe-Guard Products, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 4.75%	9.36%	04/03/30	$10,545,361	$10,439,907
Stretto, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	10.96%	10/13/28	14,512,500	14,439,938
VEPF VII Holdings, LP, First Lien Term Loan(c)(d)(g)	United States	3M SOFR + 4.50%	9.56%	02/28/28	3,296,063	3,296,063
Vintage IX , First Lien Term Loan(c)(d)	United States	1M SOFR + 2.50%	7.75%	03/25/25	10,000,000	10,000,000
Violin Finco, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.50%	10.53%	06/24/31	£6,561,739	8,685,003
						145,168,812
BEVERAGE, FOOD & TOBACCO (0.54%)(c)
Market Bidco Ltd., First Lien Term Loan	United Kingdom	6M EUR L + 4.75%	8.29%	11/04/27	€5,000,000	5,539,990

CAPITAL EQUIPMENT (4.93%)(c)
Cube Industrials, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	11.25%	10/18/30	$7,262,215	7,334,838
Enstall Solar Group B.V., First Lien Term Loan(d)	Netherlands	3M EUR L + 6.25%	9.90%	08/30/28	€5,940,000	6,281,516
Fire Flow, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	9.85%	07/10/31	$15,000,000	14,850,000
Husky Injection Molding Systems Ltd., First Lien Term Loan(e)	Canada	1M SOFR + 5.00%	10.33%	02/15/29	9,064,568	9,031,845
JPW Industries, Term Loan, First Lien Term Loan(d)	United States	3M SOFR + 5.88%	11.00%	11/22/28	7,940,000	7,900,300
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	11.35%	10/02/29	4,950,000	4,861,890
						50,260,389
CHEMICALS, PLASTICS, & RUBBER (0.98%)(c)
Deccan Holdings B.V., First Lien Term Loan(1.75% PIK)(d)(g)	India	3M SOFR + 1.75%	6.61%	09/16/25	3,468,402	3,468,402
Heubach, Term Loan , First Lien Term Loan(2.00% PIK)(d)(g)	United States			04/30/24	662,691	155,733
LSF11 A5 HoldCo LLC, First Lien Term Loan(e)	United States	3M SOFR + 3.50%	8.46%	10/15/28	6,368,542	6,364,561
Neptune Husky US Bidco, LLC, First Lien Term Loan(d)(i)(j)(n)	Luxembourg			01/03/29	3,835,146	–
						9,988,696
CONSUMER GOODS: DURABLE (0.35%)(c)(d)
Poly-Wood, First Lien Term Loan	United States	3M SOFR + 5.50%	10.10%	03/20/30	3,618,182	3,582,000

CONSUMER GOODS: NON-DURABLE (5.67%)(c)
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(e)	United States	3M SOFR + 2.75%	7.60%	12/21/28	7,446,040	7,462,086
Altern Marketing, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.93%	06/13/28	8,155,938	8,155,938
Iconix, Incremental, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.75%	08/22/29	2,338,462	2,315,077
Iconix, Incremental 2, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.75%	08/22/29	8,859,783	8,771,185
Iconix, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	10.75%	08/22/29	1,909,809	1,890,711
KDC US Holdings, Inc., First Lien Term Loan(e)	Canada	3M SOFR + 4.50%	9.36%	08/15/28	6,814,220	6,828,053
Men's Wearhouse LLC, First Lien Term Loan(e)	United States	3M SOFR + 6.50%	11.74%	02/26/29	9,061,319	9,042,471
PDC Brands, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	9.85%	06/27/30	8,453,266	8,368,734

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER GOODS: NON-DURABLE (continued)
S&S Holdings, First Lien Term Loan(e)	United States	1M SOFR + 5.00%	9.84%	09/20/31	$5,000,000	$4,940,650
						57,774,905
CONTAINERS, PACKAGING & GLASS (3.29%)
Ardagh, First Lien Term Loan(d)(f)	Luxembourg		8.88%	07/02/29	€22,000,000	24,244,448
Trident TPI Holdings, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.60%	09/15/28	$9,269,845	9,295,245
						33,539,693
ENERGY: OIL & GAS (0.00%)(d)(f)(j)(n)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/08/25	1,118	–
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/06/25	1,044	–
						–
ENVIRONMENTAL INDUSTRIES (1.28%)(c)(d)
Heritage Environmental Services, Inc., First Lien Term Loan(e)	United States	3M SOFR + 5.00%	9.64%	01/31/31	1,234,973	1,228,798
Heritage Environmental, First Lien Term Loan(e)	United States	3M SOFR + 5.25%	10.50%	01/31/31	4,384,615	4,417,500
Ruler BidCo B1, First Lien Term Loan	Luxembourg	6M EUR L + 5.50%	8.85%	04/29/30	€3,951,572	4,332,720
Ruler BidCo B2, First Lien Term Loan	Luxembourg	6M SOFR + 5.50%	10.10%	04/29/30	$1,618,319	1,606,181
Ruler BidCo Delayed Draw, First Lien Term Loan(h)	Luxembourg	6M EUR L + 6.50%	8.85%	04/29/30	€1,355,200	1,485,915
						13,071,114
HEALTHCARE & PHARMACEUTICALS (13.08%)(c)
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	9.35%	09/15/31	$3,639,016	3,620,821
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	9.35%	09/13/31	9,047,515	9,002,278
Allied Benefit Systems Intermediate LLC,
Delayed Draw, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	10.10%	10/31/30	1,542,526	1,542,526
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	10.10%	10/31/30	8,411,340	8,411,340
AthenaHealth Group, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.25%	8.10%	02/15/29	3,969,543	3,951,363
Bausch Health Americas, Inc., First Lien Term Loan(e)	United States	3M SOFR + 5.25%	10.20%	02/01/27	17,210,690	16,558,835
Corpuls, First Lien Term Loan(d)	Germany	6M EUR L + 6.75%	10.10%	06/28/30	€4,000,000	4,441,476
Curia Global, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.75%	9.10%	08/30/26	$10,033,255	9,579,401
EHC Holdings Holdco Limited., First Lien Term Loan(d)	United Kingdom	3M SONIA + 5.75%	10.70%	09/30/31	£6,000,000	7,861,278
Exactcare Parent, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.73%	11/05/29	$4,485,656	4,463,227
Inovalon, First Lien Term Loan, (2.75% PIK)(d)(g)	United States	3M SOFR + 3.50%	11.79%	11/24/28	10,549,040	9,942,470
Inovalon, Second Lien Term Loan(d)(g)	United States	3M SOFR + 10.50%	16.01%	11/25/33	134,869	120,371
Keystone Acquisition, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.10%	12/17/29	8,842,500	8,754,075
Keystone Acquisition, Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.50%	10.14%	12/17/29	66,667	66,000
Milano Acquisition Corp., First Lien B Term Loan(e)	United States	3M SOFR + 4.00%	8.70%	10/01/27	7,377,194	7,040,609
OMH-HealthEdge Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	10.25%	10/08/29	14,363,910	14,292,090
Project Dolphin, First Lien Term Loan(d)	United Kingdom	3M SONIA + 6.50%	11.55%	11/19/29	£5,000,000	6,517,641

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Tivity Health, Inc., AMD2, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	10.85%	06/28/29	$7,350,328	$7,313,577
Zest Acquisition Corp., First Lien Term Loan(e)	United States	3M SOFR + 5.25%	10.51%	02/08/28	5,984,771	6,020,321
Zeus Company, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.10%	02/28/31	3,762,500	3,753,094
						133,252,793
HIGH TECH INDUSTRIES (13.35%)(c)
Access Group, Delayed Draw, First Lien Term Loan, (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.25%	10.21%	06/28/29	£2,057,000	2,701,983
Access Group, First Lien Term Loan, (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.25%	10.21%	06/28/29	3,943,000	5,179,349
Anaplan Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	9.85%	06/21/29	$9,417,548	9,417,548
Artifact Bidco, Inc, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.50%	9.10%	07/28/31	6,339,902	6,276,503
Auctane, Inc., First Lien Term Loan(d)	United States	3M SOFR + 5.75%	10.94%	10/05/28	9,798,995	9,798,995
Avalara Inc., First Lien Term Loan(d)	United States	3M SOFR + 6.25%	10.85%	10/19/28	18,181,818	18,181,818
Azurite Intermediate Delayed Draw, First Lien Term Loan, (2.50% PIK)(d)(g)(h)	United States	3M SOFR + 6.50%	11.35%	03/19/31	2,400,000	2,394,000
Azurite Intermediate, First Lien Term Loan, (2.50% PIK)(d)(g)	United States	3M SOFR + 6.50%	11.35%	03/19/31	1,650,000	1,645,875
Barossa Unitranche, Delayed Draw, First Lien Term Loan(d)(h)	France	3M EUR L + 6.50%	9.85%	04/25/31	€1,248,000	1,368,375
Barossa Unitranche, First Lien Term Loan(d)	France	3M EUR L + 6.50%	9.85%	04/25/31	4,662,000	5,111,671
Certinia, First Lien Term Loan(d)	United States	3M SOFR + 7.25%	12.34%	08/03/29	$3,529,412	3,458,824
Coupa Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.75%	02/27/30	6,031,611	6,046,690
Crewline Buyer, Inc., First Lien
Term Loan(d)	United States	3M SOFR + 6.75%	11.35%	11/08/30	4,528,302	4,528,302
DCert Buyer, Inc., First Lien Initial Term Loan(e)	United States	3M SOFR + 4.00%	8.85%	10/16/26	3,537,873	3,441,696
Everbridge Holdings, LLC, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	9.59%	07/02/31	5,925,926	5,896,296
Everbridge Holdings, LLC, Delayed Draw, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.00%	9.59%	07/02/31	580,741	577,837
Falcon Amendment 2, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.35%	09/30/30	2,000,000	1,980,000
Falcon, First Lien Term Loan(d)(e)	United States	3M SOFR + 4.75%	9.35%	09/30/30	9,832,531	9,734,206
Flexera Software LLC, First Lien Term Loan(e)	United States	1M SOFR + 3.50%	8.46%	03/03/28	5,346,884	5,356,001
Homecare Software Solutions LLC, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	10.10%	06/14/31	10,000,000	9,900,000
Recorded Future, Delayed Draw, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.75%	10.88%	06/28/30	421,622	421,622
Recorded Future, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	11.08%	06/28/30	7,459,459	7,459,459
Zendesk, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	9.69%	11/22/28	15,167,685	15,129,766
						136,006,816
HOTEL, GAMING & LEISURE (2.23%)(c)
Bally's Corp., First Lien Term Loan	United States	3M SOFR + 3.25%	8.79%	10/02/28	497,442	474,903
CircusTrix LLC, Delayed Draw, First Lien Term Loan(d)(h)	United States	3M SOFR + 6.50%	11.38%	07/18/28	429,032	429,032
CircusTrix LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	11.35%	07/18/28	4,151,613	4,151,613
CircusTrix LLC, Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 6.50%	11.34%	07/18/28	107,527	107,527

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTEL, GAMING & LEISURE (continued)
JOA, First Lien Term Loan(d)	Luxembourg	3M EUR L + 6.00%	9.84%	04/19/31	€5,000,000	$5,524,016
Legends Hospitality, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	10.13%	08/22/31	$5,100,000	4,998,000
Peloton Interactive, Inc., First Lien Term Loan	United States	1M SOFR + 6.00%	10.85%	05/30/29	6,982,500	7,022,650
						22,707,741
MEDIA: ADVERTISING, PRINTING & PUBLISHING (2.09%)(c)(e)
Clear Channel International B.V., First Lien Term Loan(d)	United Kingdom	1M SOFR + 2.25%	7.50%	08/05/27	6,000,000	5,985,000
R.R. Donnelley and Sons Co., First Lien Term Loan(d)	United States	1M SOFR + 4.75%	9.61%	08/08/29	10,000,000	9,700,000
McGraw-Hill Education, Inc., First Lien Term Loan	United States	1M SOFR + 4.00%	8.60%	08/06/31	5,611,897	5,639,956
						21,324,956
MEDIA: BROADCASTING & SUBSCRIPTION (1.27%)(c)
CSC Holdings LLC, First Lien September 2019 Initial Term Loan	United States	3M SOFR + 2.50%	7.17%	04/15/27	939,582	862,405
CSC Holdings LLC, First Lien Term Loan	United States	3M SOFR + 4.50%	9.60%	01/18/28	12,357,678	12,035,513
						12,897,918
RETAIL (2.77%)
Action Nederland, First Lien Term Loan, B5(c)(e)	Netherlands	6M SOFR + 3.00%	7.60%	07/01/31	4,325,721	4,344,646
ASDA, First Lien Term Loan,B(c)	United Kingdom	3M EUR L + 4.00%	7.09%	05/14/31	€3,000,000	3,280,398
ASDA, First Lien Term Loan,GPB Add-on(c)(d)	United Kingdom	3M SONIA + 5.75%	10.98%	10/22/29	£12,000,000	16,043,424
EG Group Ltd., First Lien Term Loan(c)	United Kingdom	3M EUR L + 5.50%	8.88%	02/07/28	€4,100,044	4,584,738
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan(i)(j)(n)	United States			08/21/22	$1,435,369	4,493
						28,257,699
SERVICES: BUSINESS (11.59%)
AMCP Clean Acquisition Co. LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 5.00%	10.06%	06/15/28	4,975,000	4,968,781
AVI-SPL, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.99%	06/06/31	11,466,346	11,295,498
BDO USA, Term Loan, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.86%	08/31/28	19,474,851	19,474,851
Coding Solutions Acquisition Inc, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	9.25%	08/07/31	3,912,214	3,853,530
Coding Solutions Acquisition Inc., Revolver, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 5.00%	9.98%	08/07/31	95,420	93,989
Coretrust Purchasing Group LLC, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	10.10%	10/01/29	6,284,210	6,221,368
Deerfield Dakota Holding LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.75%	8.35%	04/09/27	3,968,912	3,893,741
EAB Global, Inc., First Lien Term Loan(c)	United States	3M SOFR + 3.25%	8.10%	08/16/28	13,551,186	13,519,002
eResearchTechnology, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	8.85%	02/04/27	6,265,280	6,299,426
Ichnaea, First Lien Term Loan B(c)(d)	United Kingdom	3M SONIA + 6.00%	10.96%	10/05/29	£5,000,000	6,684,760
Polaris Newco LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	9.51%	06/02/28	$6,600,429	6,499,046
Project Harrier, First Lien Term Loan (6.25% PIK)(d)(f)(g)	United Kingdom		12.50%	10/31/29	£5,239,160	6,934,460
Project Ruby Ultimate Parent Corp., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.50%	8.46%	03/10/28	$7,960,000	7,968,955

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Valor, Inc., EUR, First Lien Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	6M EUR L + 5.15%	8.50%	07/11/29	€1,410,281	$1,554,159
Valor, Inc., First Lien Delayed Draw Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	6M EUR L + 5.75%	10.11%	07/11/29	1,750,000	1,928,536
Valor, Inc., First Lien Delayed Draw Term Loan, Add-On (1.73% PIK)(c)(d)(g)(h)	United Kingdom	6M EUR L + 6.25%	10.11%	07/11/29	435,830	480,293
Valor, Inc., GBP, First Lien Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	3M SONIA + 5.15%	10.11%	07/11/29	£2,295,636	3,038,463
Vensure Employer Services, Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	9.64%	09/27/31	$6,230,958	6,168,649
Victors Purchaser, LLC, First Lien Term Loan(c)(d)	United States	3M SOFR + 4.75%	9.35%	08/15/31	7,277,233	7,204,461
						118,081,968
SERVICES: CONSUMER (2.30%)(c)
Delivery Hero, First Lien Term Loan	United States	1M SOFR + 5.00%	10.10%	12/12/29	4,999,524	5,028,521
Excelligence, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	10.35%	01/18/30	11,163,083	11,051,451
Project Aurelia, First Lien Term Loan(d)	Netherlands	6M EUR L + 5.75%	9.55%	05/29/31	€4,000,000	4,385,819
WH BorrowerCo, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	10.02%	08/01/30	$2,869,674	2,826,629
WH BorrowerCo, LLC., Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.00%	10.02%	08/01/30	96,685	95,235
						23,387,655
STRUCTURED FINANCE (1.39%)(c)(d)(g)
WP Singular, First Lien Term Loan	United Kingdom	3M EUR L + 3.85%	7.32%	11/30/24	€12,748,121	14,155,118

TELECOMMUNICATIONS (3.18%)(c)
CommScope LLC, First Lien Term Loan(e)	United States	3M SOFR + 3.25%	8.21%	04/06/26	$21,801,773	21,075,010
Radiate Holdco LLC, First Lien Facility B3 Term Loan	United States	3M SOFR + 3.25%	8.21%	09/25/26	12,086,688	10,402,106
TDC Net A, First Lien Term Loan(d)	Denmark	6M EUR L + 1.50%	5.15%	01/31/25	€502,047	549,075
TDC Net B, First Lien Term Loan(d)	Denmark	6M EUR L + 1.50%	5.01%	01/29/27	308,952	337,892
						32,364,083
TRANSPORTATION: CARGO (0.36%)(c)(d)(e)
Channelside, First Lien Term Loan	United States	3M SOFR + 4.75%	10.00%	06/30/28	$3,551,239	3,542,361
Channelside, Revolver, First Lien Term Loan(h)	United States	3M SOFR + 4.75%	8.34%	07/01/26	88,889	88,667
						3,631,028
UTILITIES: ELECTRIC (0.63%)(c)(d)
BGIF IV Fearless, First Lien Term Loan	United States	3M SOFR + 5.00%	9.82%	06/09/31	6,509,434	6,444,340

UTILITIES: OIL & GAS (1.13%)(c)(d)(h)
Venture Global, First Lien Term Loan	United States	1M SOFR + 1.975%	6.84%	05/25/29	11,994,768	11,514,977

WHOLESALE (0.89%)(c)
LBM Acquisition LLC, First Lien Term Loan	United States	3M SOFR + 3.75%	9.19%	12/17/27	1,026,993	1,022,243
WC ORS Buyer, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	10.13%	08/07/31	7,958,597	7,839,218

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
WHOLESALE (continued)
WC ORS Buyer, Inc., Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.00%	10.07%	08/07/31	$212,229	$209,046
						9,070,507
TOTAL BANK LOANS
(Cost $910,437,114)						922,102,108

CORPORATE BONDS (12.97%)
BANKING, FINANCE, INSURANCE & REAL ESTATE (1.64%)
Encore Capital Group, Inc.(f)(k)	United States		4.25%	06/01/28	£672,000	825,512
Kane Bidco, Ltd(c)(d)(k)	United Kingdom	3M SONIA + 6.25%	11.24%	02/15/28	10,000,000	13,503,215
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		5.00%	02/15/27	€1,000,000	1,102,224
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		6.50%	02/15/27	£1,000,000	1,321,741
						16,752,692
BEVERAGE, FOOD & TOBACCO (0.60%)(f)(k)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	4,870,000	6,148,815

CONSTRUCTION & BUILDING (1.86%)(f)(k)
K Hovnanian Enterprises, Inc.	United States		8.00%	09/30/28	$10,000,000	10,223,092
K Hovnanian Enterprises, Inc.	United States		11.75%	09/30/29	7,875,000	8,759,126
						18,982,218
CONSUMER GOODS: NON-DURABLE (1.31%)(c)(d)(g)
Gruppo Florence Series A	Italy	3M EUR L + 6.75%	10.43%	10/17/30	€4,820,870	5,339,528
Gruppo Florence Series B	Italy	3M EUR L + 6.75%	10.43%	10/17/30	7,179,130	7,951,506
						13,291,034
ENERGY: OIL & GAS (0.85%)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.(f)(i)(j)(n)	United States			12/15/24	$968,000	1,258
Venture Global LNG, Inc.(e)(f)(k)	United States		8.13%	06/01/28	5,000,000	5,218,750
Energy Transfer LP, Series H(c)	United States	5Y US T + 5.69%	6.50%	11/15/72	3,468,000	3,467,601
						8,687,609
HEALTHCARE & PHARMACEUTICALS (0.15%)(f)(k)
Bausch Health Companies, Inc.	United States		5.50%	11/01/25	1,566,000	1,534,680

HIGH TECH INDUSTRIES (1.34%)(d)(k)
Wolfspeed, Inc.	United States		9.88%	06/23/30	14,000,000	13,606,600

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.74%)(e)(f)(k)
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	7,546,055

MEDIA: BROADCASTING & SUBSCRIPTION (0.26%)(f)(k)
CSC Holdings LLC	United States		4.63%	12/01/30	3,177,000	1,616,299
CSC Holdings LLC	United States		5.75%	01/15/30	1,915,000	995,800
						2,612,099
RETAIL (2.24%)
eG Global Finance PLC(f)(k)	United Kingdom		12.00%	11/30/28	2,287,000	2,553,756
eG Global Finance PLC(c)(d)(g)(k)	United Kingdom	3M SOFR + 7.50%	12.37%	11/30/28	11,488,868	11,833,535

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
RETAIL (continued)
eG Global Finance PLC, Series REGs(f)	United Kingdom		11.00%	11/30/28	€1,379,000	$1,702,414
Guitar Center, Inc.(f)(k)	United States		8.50%	01/15/26	$7,765,000	6,755,638
						22,845,343
TELECOMMUNICATIONS (1.08%)(e)(f)(k)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	United States		10.50%	02/15/28	10,316,000	11,014,135

UTILITIES: ELECTRIC (0.90%)(c)
Edison International	United States	5Y US T + 3.86%	8.13%	06/15/53	8,711,000	9,168,327

TOTAL CORPORATE BONDS
(Cost $125,361,698)						132,189,607

CONVERTIBLE CORPORATE BONDS (0.81%)(f)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.58%)(d)(k)
Gannett Co., Inc.	United States		6.00%	12/01/27	5,000,000	5,911,924

MEDIA: BROADCASTING & SUBSCRIPTION (0.23%)
DISH Network Corp.(l)(n)	United States			12/15/25	2,616,000	2,269,380
DISH Network Corp.	United States		3.38%	08/15/26	100,000	81,250
						2,350,630
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $7,266,505)						8,262,554

					Shares	Value
ASSET-BACKED SECURITIES (4.66%)(c)(k)
STRUCTURED FINANCE (4.66%)
Carvana Auto Receivables Trust 2024-N2, Class EX1	United States		8.26%	06/10/31	8,259	22,265,358
PNMAC GMSR Issuer Trust, Series 2024-GT1	United States	1M SOFR + 3.20%	8.05%	03/25/29	10,000,000	10,158,231
LOFT 2024-1, Series 2024-1A(d)	Germany	SOFR 90A + 3.75%	9.12%	05/21/34	3,330,000	3,330,000
LOFT 2024-1, Series 2024-1B(d)	Germany	SOFR 90A + 10.50%	15.87%	05/21/34	11,670,000	11,670,000

TOTAL ASSET-BACKED SECURITIES
(Cost $47,001,029)						47,423,589

COLLATERALIZED LOAN OBLIGATIONS (0.86%)(k)
DEBT (0.31%)(f)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.84%	07/27/39	350,000	311,124
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.92%	07/27/39	2,300,000	2,054,197

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (continued)
Anchorage Credit Funding 14, Ltd., Series 2021-14A	Cayman Islands		7.45%	01/21/40	$850,000	$779,668
						3,144,989
EQUITY (0.55%)(d)(k)(m)
NSLT 2021-A R	United States			04/20/62	10,080	2,594,816
NSLT 2021-BA R	United States			04/20/62	10,080	1,240,761
NSLT 2021-CA R	United States			04/20/62	10,080	982,976
NSLT 2021-DA R	United States			04/20/62	10,080	799,253
						5,617,806
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $9,346,003)						8,762,795

COMMERCIAL REAL ESTATE LOANS (2.89%)(c)(k)
AREIT 2023-CRE8 LLC, Class C, Series 2023-CRE8	Bermuda	1M SOFR + 4.02%	9.11%	08/17/41	7,000,000	6,980,173
MF1 2022-B1 LLC, Class A, Series 2022-B1	United States	1M SOFR + 2.40%	7.36%	11/17/37	8,000,000	8,042,761
MF1 2022-B1 LLC, Class B, Series 2022-B1	United States	1M SOFR + 3.28%	8.24%	11/17/37	100,000	99,904
MF1 2022-B1 LLC, Class C, Series 2022-B1	United States	1M SOFR + 4.03%	8.99%	11/17/37	1,034,000	1,026,946
MF1 2022-B1 LLC, Class D, Series 2022-B1	United States	1M SOFR + 4.53%	9.49%	11/17/37	142,000	138,785
MF1 2022-B1 LLC, Class E, Series 2022-B1	United States	1M SOFR + 5.38%	10.34%	11/17/37	724,000	701,426
PFP 2023-10, Ltd., Class C, Series 2023-10	Bermuda	1M SOFR + 4.12%	9.21%	09/16/38	2,500,000	2,495,499
VMC Finance 2023-PV1 LLC, Class A, Series 2023-PV1	United States	1M SOFR + 2.77%	7.73%	01/19/40	6,850,000	6,832,482
VMC Finance 2023-PV1 LLC, Class AS, Series 2023-PV1	United States	1M SOFR + 3.18%	8.14%	01/19/40	1,050,000	1,047,058
VMC Finance 2023-PV1 LLC, Class B, Series 2023-PV1	United States	1M SOFR + 3.58%	8.54%	01/19/40	800,000	797,765
VMC Finance 2023-PV1 LLC, Class C, Series 2023-PV1	United States	1M SOFR + 4.63%	9.59%	01/19/40	800,000	797,729
VMC Finance 2023-PV1 LLC, Class D, Series 2023-PV1	United States	1M SOFR + 6.78%	11.74%	01/19/40	500,000	498,703
						29,459,231
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $29,302,922)						29,459,231

		Shares	Value (Note 2)(a)
COMMON STOCKS (0.36%)(n)

MEDIA: BROADCASTING & SUBSCRIPTION (0.35%)
Altice USA, Inc., Class A	United States	1,423,397	3,501,557

TELECOMMUNICATIONS (0.01%)
EchoStar Corp.	United States	5,803	144,030

TOTAL COMMON STOCKS
(Cost $2,917,126)			3,645,587

	Country	Shares	Value (Note 2)(a)
EQUITY INTEREST (0.00%)(d)(j)(n)(o)
ENERGY: OIL & GAS (0.00%)
Bruin Blocker LLC	United States	27,864	$–

HOTEL, GAMING & LEISURE (0.00%)
Cineworld Group PLC Warrant, Strike Price $41.49	United States	84,898	–

TRANSPORTATION: CONSUMER (0.00%)(c)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–
Bahia De Las Isletas B3	Spain	375	–
			–
TOTAL EQUITY INTEREST
(Cost $38,001)			–

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
PARTNERSHIP INTEREST (0.01%)(d)(n)(o)

BANKING, FINANCE, INSURANCE & REAL ESTATE (0.01%)
Tailwind Fire Flow Investor, LP, Interest	United States				100	101,068

WHOLESALE (0.00%)(j)
WC ORS Holdings, LP, Units	United States				9,557	9,557

TOTAL PARTNERSHIP INTEREST
(Cost $110,625)						110,625

	7-Day Yield	Shares	Value (Note 2)(a)
SHORT TERM INVESTMENT (6.26%)
Goldman Sachs Financial Square Government Fund	5.23%	63,498,991	63,748,536

TOTAL SHORT TERM INVESTMENT
(Cost $63,748,536)			63,748,536

TOTAL INVESTMENTS (119.32%)
(Cost 1,195,529,559)			1,215,704,632

Liabilities in Excess of Other Assets (-19.32%)			(196,858,082)
NET ASSETS (100.00%)			$1,018,846,550

Reference Rates:

3M EUR L - 3 Month EURIBOR as of September 30, 2024 was 3.28%

6M EUR L - 6 Month EURIBOR as of September 30, 2024 was 3.11%

1M SOFR - 1 Month US SOFR as of September 30, 2024 was 4.85%

3M SOFR - 3 Month US SOFR as of September 30, 2024 was 4.59%

6M SOFR - 6 Month US SOFR as of September 30, 2024 was 4.25%

SOFR 90A - SOFR 90 Day Average as of September 30, 2024 was 5.31%

3M SONIA - 3 Month SONIA as of September 30, 2024 was 4.95%

5Y US T - 5 Year US Treasury rate as of September 30, 2024 was 3.58%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of September 30, 2024. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.

(d)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.

(f)	Fixed rate security.

(g)	Paid in kind security which may pay interest in additional par.

(h)	A portion of this security was not funded as of September 30, 2024. The Consolidated Schedule of Investments records only the funded portion of each position. As of September 30, 2024, the Fund has unfunded delayed draw loans in the amount of $125,025,318. Fair value of these unfunded delayed draws was $98,320,363. Additional information is provided in Note 4 General Commitments and Contingencies.

(i)	See Note 2 regarding defaulted securities.

(j)	Less than 0.005%.

(k)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of September 30, 2024, the aggregate market value of such securities was $193,692,546, representing 19.03% of net assets.

(l)	Zero Coupon Securities.

(m)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(n)	Non-income producing security.

(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2024, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value September 30, 2024	Value as Percentage of Net Assets Applicable to Common Stockholders September 30, 2024
Bahia De Las Isletas A2	02/17/2022	$–	$–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	–	–
Bahia De Las Isletas B2	02/17/2022	–	–	–
Bahia De Las Isletas B3	02/17/2022	21,301	–	–
Bruin Blocker LLC	08/31/2020	–	–	–
Cineworld Group PLC Warrant	11/23/2020	–	–	–
Energy Transfer LP, Series H	05/20/2022	3,077,850	3,467,601	0.34
Tailwind Fire Flow Investor,LP, Interest	06/28/2024	101,068	101,068	0.01
WC ORS Holdings, LP, Units	08/09/2024	9,557	9,557	0.00
Total		$3,226,476	$3,578,226	0.35%

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

EUR L or EURIBOR - Euro Interbank Offered Rate

Inc. - Incorporated

LLC - Limited Liability Company

LP – Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	12/18/24	GBP	1,229,778	USD	1,213,942	$15,836
Bank of New York Mellon	12/18/24	USD	335,808	EUR	335,010	798
Bank of New York Mellon	12/18/24	USD	7,968,752	GBP	7,966,825	1,927
						$18,561
Bank of New York Mellon	12/18/24	EUR	2,289,233	USD	2,289,811	$(578)
Bank of New York Mellon	12/18/24	USD	112,086,648	EUR	112,686,075	(599,427)
Bank of New York Mellon	12/18/24	USD	88,925,527	GBP	90,650,700	(1,725,173)
MIZUHO	12/18/24	USD	1,574,403	GBP	1,577,324	(2,921)
						$(2,328,099)

TOTAL RETURN SWAP SUMMARY

Counterparty	Pay/Receive	Reference Entity/Obligation	Currency	Notional Amount	Floating Rate Index	Spread (bps)	Termination Date	Value	Net Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	Altice USA, Inc.	USD	609,018	OBFR01	60	06/30/2028	$831,404	$222,386
								$831,404	$222,386

CROSS CURRENCY SWAP SUMMARY

Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Net Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	9,049,315	USD	36,243,048,340	COP	SOFRRATE	17.66%	06/30/2028	$112,078

									$112,078

INTEREST RATE OPTION SUMMARY

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	SOFRRATE Index	4%	4/17/26	548,000,000	$3,266,595

						$3,266,595

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Notional	Unrealized Appreciation (Depreciation)
Morgan Stanley	3.9455%	1 Day SOFR	4/29/29	150,000,000	$(871,365)

					$(871,365)

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit, and (5) structured credit. The corporate direct lending pillar targets large scale corporate originations and sponsor-backed issuers utilizing Apollo’s proprietary sourcing channel, primarily focused on first lien, senior secured and unitranche loans. This may include opportunities within credit secondaries and middle market direct lending. The asset-backed lending pillar is expected to enable agile deployment into origination and propriety sourcing channels across a broad mandate of asset-backed investments, with focus on investments collateralized by tangible assets. The performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of collateralized loan obligations (“CLOs”), commercial mortgage-backed securities, residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans and regulatory capital relief transactions. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding ("Managed Assets") in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield- debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (“ADCF Lender”), ADCF Germantown SPV, LLC (“Germantown SPV”), ADCF Titan SPV, LLC (f/k/a ADCF Certinia SPV, LLC) (“Titan SPV”), ADCF Lemon SPV, LLC (“Lemon SPV”), ADCF Aoide SPV, LLC (f/k/a ADCF Apollonia SPV, LLC) ("Aoide SPV"), ADCF Boreas SPV, LLC ("Boreas SPV"), ADCF Hera SPV, LLC ("Hera SPV"), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

ADCF Lender is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of ADCF Lender pursuant to a limited liability company operating agreement.

Germantown SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on May 16, 2023. The Fund is the managing and sole member of Germantown SPV pursuant to a limited liability company operating agreement.

Titan SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 13, 2023. The Fund is the managing and sole member of Titan SPV pursuant to a limited liability company operating agreement.

Lemon SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 12, 2023. The Fund is the managing and sole member of Lemon SPV pursuant to a limited liability company operating agreement.

Aoide SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on January 29, 2024. The Fund is the managing and sole member of Aoide SPV pursuant to a limited liability company operating agreement.

Boreas SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on February 27, 2024. The Fund is the managing and sole member of Boreas SPV pursuant to a limited liability company operating agreement.

Hera SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 8, 2024. The Fund is the managing and sole member of Hera SPV pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of Investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

Security Valuation – The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2024:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$251,747,444	$670,354,664	$922,102,108
Asset-Backed Securities	–	32,423,589	15,000,000	47,423,589
Corporate Bonds	–	79,955,223	52,234,384	132,189,607
Convertible Corporate Bonds	–	2,350,630	5,911,924	8,262,554
Collateralized Loan Obligations	–	3,144,989	5,617,806	8,762,795
Commercial Real Estate Loans	–	29,459,231	–	29,459,231
Common Stocks	3,645,587	–	–	3,645,587
Partnership Interest	–	–	110,625	110,625
Short Term Investment	63,748,536	–	–	63,748,536
Total	$67,394,123	$399,081,106	$749,229,403	$1,215,704,632
Other Financial Instruments*
Assets:
Cross Currency Swap Contract	–	112,078	–	112,078
Forward Foreign Currency Contracts	–	18,561	–	18,561
Total Return Swap Contracts	–	831,403	–	831,403
Unfunded Loan Commitments	–	206,737	704,818	911,555
Interest Rate Option	–	3,266,595	–	3,266,595
Liabilities:
Forward Foreign Currency Contracts	–	(2,328,099)	–	(2,328,099)
Total Return Swap Contracts	–	(609,017)	–	(609,017)
Unfunded Loan Commitments	–	–	(125,717)	(125,717)
Interest Rate Swap	$–	$(871,365)	$–	$(871,365)
Total	$–	$626,893	$579,101	$1,205,994

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Asset- Backed Securities	Convertible Corporate Bonds	Collateralized Loan Obligations	Partnership Interest	Unfunded	Total
Balance as of December 31, 2023	$497,338,232	84,712,499	–	4,667,649	6,677,435	–	437,567	$593,833,382
Accrued discount/ premium	1,209,025	191,000	–	(27,551)	(393,593)	–	–	978,881
Return of Capital	–	–	–	–	–	–	–	–
Realized Gain/(Loss)	3,719,075	17,069	–	–	–	–	–	3,736,144
Change in Unrealized	4,838,770	3,114,278	–	1,271,826	(666,036)	–	141,534	8,700,372
Appreciation/(Depreciation) Purchases	427,688,028	1,536,612	15,000,000	–	–	110,625	–	444,335,265
Sales Proceeds	(264,438,466)	(18,354,856)	–			–	–	(282,793,322)
Transfer into Level 3	–	–	–	–	–	–	–	–
Transfer out of Level 3	–	(18,982,218)	–	–	–	–	–	(18,982,218)
Balance as of September 30, 2024	$670,354,664	$52,234,384	$15,000,000	$5,911,924	$5,617,806	$110,625	$579,101	$749,808,504
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2024	$8,282,191	1,958,705	–	1,271,827	(666,037)	–	–	$10,846,686

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$528,368,425	Discounted Cash Flow	Discount Rate	5.82%	16.54%	9.42%

Bank Loans	132,720,476	Transaction Approach	Recent Transaction(b)	$96.00	$100.00	$98.43

Corporate Bond	52,234,384	Discounted Cash Flow	Discount Rate	9.25%	12.31%	10.41%

Asset-Backed Securities	15,000,000	Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$100.00	$100.00	$100.00

Bank Loans	9,110,030	Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$103.82	$103.82	$103.82

Collateralized Loan Obligations	5,617,806	Discounted Cash Flow	Discount Rate	11.50%	11.50%	11.50%

Convertible Corporate Bond	5,911,924	Discounted Cash Flow	Discount Rate	14.32%	14.32%	14.32%

		Option Model	Volatility	50.00%	50.00%	50.00%

Bank Loans	155,732	Recovery Analysis	Recoverability %	0.00%	23.50%	23.50%

Partnership Interest	110,625	Transaction Approach	Recent Transaction(b)	$1.00	$1,010.68	$923.45

Unfunded Loan Commitments	601,277	Discounted Cash Flow	Discount Rate	7.75%	11.83%	8.82%

Unfunded Loan Commitments	(22,177)	Transaction Approach	Recent Transaction(b)	$96.00	$99.50	$98.12

Equity Interests	–	Recovery Analysis	Recoverability %	$–	$–	$–

Total	$749,808,504

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
Vendor and/or broker quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security

(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include broker quotations from pricing services and prior or recent transactions)

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of September 30, 2024. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used an option model, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full period. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund's debt obligation as of September 30, 2024, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $200,000,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Agent selling the loan agreement and only upon receipt of payments by the Agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended September 30, 2024, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of September 30, 2024, the Fund had $599,809,863 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of September 30, 2024, the aggregate value of those securities was $5,751 representing 0.00% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each period. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2024 returns.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the period ended September 30, 2024 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.

The Fund enters into total return swap contracts on a long and short basis. These contracts involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount of one or more underlying referenced securities. To the extent the total return of the underlying referenced security exceeds or falls short of the offsetting interest amount, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into interest rate swap contracts to increase or decrease its exposure to changes in the level of interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest at specified intervals based on a notional amount of principal.

The Fund has pledged $16,029,544 as cash collateral in accordance with the terms of the cross currency swap agreement, interest rates swaptions and total return swaps.

For the period ended September 30, 2024, the average monthly notional value of forward foreign currency contracts, total return swaps, cross-currency swaps, interest rate options and interest rate swaps were $172,422,835, $134,129, $325,242, $2,193,149 and $140,823 respectively.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

As of September 30, 2024, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
ABG Intermediate Holdings 2 LLC, First Lien Term Loan	$2,500,000	$-	$2,500,000
Advarra, Delayed Draw, First Lien Term Loan	832,140	-	832,140
Altern Marketing, Revolver, First Lien Term Loan	1,134,454	-	1,134,454
Altice USA, Revolver, First Lien Term Loan	3,195,378	-	3,195,378
Anaplan Inc., Revolver, First Lien Term Loan	582,452	-	582,452
Artifact Bidco, Inc, Revolver 1, First Lien Term Loan	354,680	-	354,680
Artifact Bidco, Inc., Delayed Draw, First Lien Term Loan	1,551,724	-	1,551,724
Artifact Bidco, Inc., Revolver 2, First Lien Term Loan	753,695	-	753,695

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Avalara Inc., Revolver, First Lien Term Loan	1,818,182	-	1,818,182
AVI-SPL, Delayed Draw, First Lien Term Loan	2,307,692	-	2,307,692
AVI-SPL, Revolver, First Lien Term Loan	1,153,846	-	1,153,846
Azurite Intermediate, Delayed Draw, First Lien Term Loan, (2.50% PIK)	3,750,000	2,400,000	1,350,000
Azurite Intermediate, Revolver, First Lien Term Loan, (2.50% PIK)	600,000	-	600,000
Barossa Unitranche, Delayed Draw, First Lien Term Loan	2,157,289	1,389,214	768,075
BGIF IV Fearless, Delayed Draw, First Lien Term Loan	2,358,491	-	2,358,491
BGIF IV Fearless, Revolver, First Lien Term Loan	1,132,075	-	1,132,075
Certinia, Revolver, First Lien Term Loan	470,588	-	470,588
Channelside, Delayed Draw A, First Lien Term Loan	62,667	-	62,667
Channelside, Delayed Draw B, First Lien Term Loan	845,238	-	845,238
Channelside, Revolver, First Lien Term Loan	333,333	88,889	244,444
CircusTrix LLC, Delayed Draw, First Lien Term Loan	536,559	429,032	107,527
CircusTrix LLC, Revolver, First Lien Term Loan	268,817	107,527	161,290
Coding Solutions Acquisition Inc., Delayed Draw, First Lien Term Loan	706,107	-	706,107
Coding Solutions Acquisition Inc., Revolver, First Lien Term Loan	381,680	95,420	286,260
Coretrust Purchasing Group LLC, Delayed Draw, First Lien Term Loan	789,474	-	789,474
Coretrust Purchasing Group LLC, Revolver, First Lien Term Loan	789,474	-	789,474
Coretrust Purchasing Group LLC, Delayed Draw Amendment 1, First Lien Term Loan	526,316	-	526,316
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan	539,886	-	539,886
Coupa Holdings LLC, Revolver, First Lien Term Loan	413,386	-	413,386
Crewline Buyer, Inc., Revolver, First Lien Term Loan	471,698	-	471,698
Cube Industrials, Inc., Revolver, First Lien Term Loan	1,137,931	-	1,137,931
EHC Holdings Holdco Limited, Delayed Draw, First Lien Term Loan	4,010,856	-	4,010,856
Esdec Solar Group B.V., Delayed Draw, First Lien Term Loan	2,226,304	-	2,226,304
Everbridge Holdings, LLC, Delayed Draw, First Lien Term Loan	1,481,482	580,741	900,741
Everbridge Holdings, LLC, Revolver, First Lien Term Loan	592,593	-	592,593
Evoriel, Delayed Draw (PIK), First Lien Term Loan	1,633,952	544,651	1,089,301
Exactcare Parent, Revolver, First Lien Term Loan	491,803	-	491,803
Excelligence, Revolver, First Lien Term Loan	1,780,822	-	1,780,822
Falcon, Revolver, First Lien Term Loan	1,093,168	-	1,093,168
Focus Financial Partners, LLC, Delayed Draw, First Lien Term Loan	678,902	-	678,902
Galway Borrower LLC, Delayed Draw 2, First Lien Term Loan	71,179	65,831	5,348
Galway Borrower LLC, Delayed Draw 3, First Lien Term Loan	374,099	-	374,099
Galway Borrower LLC, Revolver, First Lien Term Loan	332,924	87,345	245,579
Heritage Environmental Services, Inc., Delayed Draw, First Lien Term Loan	655,738	-	655,738
Heritage Environmental Services, Inc., Revolver, First Lien Term Loan	109,290	-	109,290
Heritage Environmental, First Lien Term Loan	604,396	-	604,396
Higginbotham Insurance Agency, Inc., Delayed Draw Amendment 4, First Lien Term Loan	1,998,568	348,042	1,650,526
Howden, First Lien Delayed Draw Term Loan, First Lien Term Loan	15,000,000	4,500,000	10,500,000
Jensen Hughes, Inc., Delayed Draw Reserve, First Lien Term Loan	315,315	-	315,315
Jensen Hughes, Inc., Delayed Draw, First Lien Term Loan	1,351,351	-	1,351,351
Jensen Hughes, Inc., Revolver, First Lien Term Loan	540,541	-	540,541
K Hovnanian Enterprises, Inc., Revolver, First Lien Term Loan	2,000,000	-	2,000,000
Keystone Acquisition, Revolver, First Lien Term Loan	1,000,000	66,667	933,333
Legends Hospitality, First Lien Term Loan	300,000	-	300,000
Legends Hospitality, First Lien Term Loan	600,000	-	600,000
LendingTree Inc., Delayed Draw, First Lien Term Loan	1,012,245	-	1,012,245
OMH-HealthEdge Holdings, LLC Revolver, First Lien Term Loan	1,563,910	-	1,563,910
Paisley Bidco, Delayed Draw, First Lien Term Loan	481,929	-	481,929
PDC Brands, Revolver, First Lien Term Loan	525,547	-	525,547
Poly-Wood, Delayed Draw, First Lien Term Loan	681,818	-	681,818
Poly-Wood, Revolver, First Lien Term Loan	681,818	-	681,818

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

September 30, 2024

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Recorded Future, Delayed Draw, First Lien Term Loan	1,729,730	421,622	1,308,108
Recorded Future, Revolver, First Lien Term Loan	810,811	-	810,811
Ruler BidCo, Delayed Draw Incremental, First Lien Term Loan	2,226,304	-	2,226,304
Ruler BidCo, Delayed Draw, First Lien Term Loan	1,745,422	1,508,543	236,879
Safe-Guard, Revolver, First Lien Term Loan	648,524	-	648,524
Truck-Lite Co. LLC, Delayed Draw, First Lien Term Loan	533,333	-	533,333
Truck-Lite Co. LLC, Revolver, First Lien Term Loan	533,333	5,333	528,000
Valor, Inc., Delayed Draw, First Lien Term Loan	3,339,456	-	3,339,456
Valor, Inc., First Lien Delayed Draw Term Loan, Add-On (1.73% PIK)	3,339,456	485,145	2,854,311
Vensure Employer Services, Inc., Delayed Draw, First Lien Term Loan	1,769,042	-	1,769,042
Venture Global, First Lien Term Loan	13,332,337	11,994,768	1,337,569
Venture Global, First Lien Term Loan	1,667,663	-	1,667,663
Victors Purchaser, LLC, Revolver, First Lien Term Loan	990,100	-	990,100
Victors Purchaser, LLC, Delayed Draw, First Lien Term Loan	1,732,667	-	1,732,667
Violin Finco, First Lien Term Loan	585,934	-	585,934
WC ORS Buyer, Inc., Delayed Draw, First Lien Term Loan	1,515,923	-	1,515,923
WC ORS Buyer, Inc., Revolver, First Lien Term Loan	1,303,694	-	1,303,694
WH BorrowerCo, LLC, Delayed Draw, First Lien Term Loan	1,629,073	-	1,629,073
WH BorrowerCo, LLC, Revolver, First Lien Term Loan	501,253	96,685	404,568
Zendesk, Inc., Delayed Draw, First Lien Term Loan	3,695,652	-	3,695,652
Zendesk, Inc., Revolver, First Lien Term Loan	1,521,739	-	1,521,739
Zeus Company, Delayed Draw, First Lien Term Loan	701,754	-	701,754
Zeus Company, Revolver, First Lien Term Loan	526,316	-	526,316
	$125,025,318	$25,215,455	$99,809,863

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended September 30, 2024, the Fund recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $785,838.